UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Earliest Event Reported: February 6, 2007
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

Incorporated in the                                    Employer Identification
 State of Delaware                                          No. 76-0146568

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Item 2.02  Results of Operations and Financial Condition

On February 6, 2007, Anadarko Petroleum Corporation (Anadarko) announced fourth quarter and full year 2006 financial and operating results. The press release is included in this report as Exhibit 99.1.


Item 7.01  Regulation FD Disclosure

On February 6, 2007, Anadarko provided guidance for 2007. This information is contained in the press release included in this report as Exhibit 99.1. On February 5, 2007, Anadarko announced it would record a charge to fourth quarter 2006 earnings related to the implementation of Algeria's new "exceptional profits" tax. The information is contained in the press release included in this report as Exhibit 99.2.


Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

     99.1    Anadarko Press Release, dated February 6, 2007.
     99.2    Anadarko Press Release, dated February 5, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                     ANADARKO PETROLEUM CORPORATION
                                              (Registrant)


February 5, 2007                  By:         /s/ Bruce W. Busmire
                                     -------------------------------------
                                     Bruce W. Busmire - Vice President and
                                     Chief Accounting Officer